PROMISSORY NOTE

$7,500,000.00	April 28, 2006

        For value received, on the Expiration Date set forth in the Credit Agreement (hereinafter defined), NATIONAL HMO (N.Y.) INC., a Delaware corporation, HEALTH ACQUISITION CORP., a New York corporation, NEW ENGLAND HOME CARE, INC., a Connecticut corporation, ACCREDITED HEALTH SERVICES, INC., a New Jersey corporation. CONNECTICUT STAFFING WORKS CORP., a Connecticut corporation, and MEDICAL RESOURCES HOME HEALTH CORP., a Delaware corporation, each having an address c/o National Home Health Care Corp. at 700 White Plains Road, Suite 275, Scarsdale, New York 10583 (individually, a “Borrower” and collectively, the “Borrowers”). hereby jointly and severally promise to pay to the order of BANK OF AMERICA, N.A., having an office at 1185 Avenue of the Americas, New York, New York 10036 (the “Bank”), at such office of the Bank or at such other place as the holder hereof may from time to time appoint in writing, in lawful money of the United States of America in immediately available funds, the principal sum of Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00) or such lesser amount as may then be the aggregate unpaid principal balance of all loans and other advances made by the Bank to the Borrowers under the Credit Agreement (each a “Loan” and collectively the “Loans”) as shown on the schedule attached to made a part of this Note.

        The Borrowers also promise to pay interest (computed on the basis of a 360 day year for actual days elapsed) at said office in like money on the unpaid principal amount of each Loan from time to time outstanding a at e urn, to be elected by the Borrowers at the time each Loan is made, equal to either (i) a fluctuating rate equal to the Prime Rate, which rate will change when and as the Prime Rate changes and which such changes in the rate of interest resulting from changes in the Prime Rate shall take effect immediately without notice or demand of any kind (a Loan bearing interest at this rate is sometimes hereinafter referred to as a “Revolving Prime Rate Loan”), or (ii) a fixed rate of 1.50% per annum plus LIBOR for an Interest Period of 1, 2 or 3 months (a Loan bearing interest at this rate is sometimes hereinafter referred to as a “Revolving LIBOR Rate Loan”); provided, however, that (a) no Interest Period with respect to a Revolving LIBOR Rate Loan shall extend beyond the last day of the Commitment Period, (b) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day, and (c) if prior to the end of any such Interest Period the Borrowers and the Bank fail to agree upon a new Interest Period therefor so as to maintain such Loan as a Revolving LIBOR Rate Loan within the pertinent time set forth in Section 1 hereof, such Revolving LIBOR Rate Loan shall automatically be converted into a Revolving Prime Rate Loan at the end of such Interest Period and shall be maintained as such until a new Interest Period therefor is agreed upon. Interest on each Loan shall be payable monthly on the last day of each month commencing the first such day to occur after a Loan is made hereunder and, together with principal, on the last day of the Commitment Period. Interest on Revolving LIBOR Rate Loans shall also be payable on the last day of each Interest Period applicable thereto.

        The Borrowers further agree to pay interest on any Loan or other amount evidenced by this Note not paid when due at a rate (computed daily) (i) with respect to Revolving LIBOR Rate

Loans, equal to 2.0% per annum in excess of the rate then applicable to Revolving LIBOR Rate Loans, payable on demand, and (ii) with respect to Revolving Prime Rate Loans, a rate equal to 2.0% per annum in excess of the rate then applicable to Revolving Prime Rate Loans, payable on demand. In no event shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law. If any payment to be so made hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, to the extent permitted by applicable law, interest thereon shall be payable at the then applicable rate during such extension, unless such Interest Period is with respect to a Revolving LIBOR Rate Loan and the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day. Upon a demand for payment hereunder (x) all Revolving LIBOR Rate Loans will automatically convert, on the last day of the then existing Interest Period therefor, into Revolving Prime Rate Loans, and (y) the obligation of the Bank to make, or convert into, Revolving LIBOR Rate Loans shall be suspended.

        All payments made in connection with this Note shall be in lawful money of the United States in immediately available funds without counterclaim or setoff and free and clear of and without any deduction or withholding for, any taxes or other payments. All such payments shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after a demand for payment hereunder, payments will be applied to the obligations of the Borrowers to the Bank as the Bank determines in its sole discretion. The Borrowers hereby expressly authorize the Bank to record on the attached schedule the amount and date of each Loan, the rate of interest thereon and the date and amount of each payment of principal. All such notations shall, absent manifest error, be prima facie evidence as to the correctness thereof; provided, however, the failure of the Bank to make any such notation shall not limit or otherwise affect the obligations of the Borrowers under this Note.

        In consideration of the granting of the Loans evidenced by this Note, the Borrowers hereby agree as follows:

        1.         Loan Requests. Requests for Revolving Rate LIBOR Loans, and for Interest Periods subsequent to the initial Interest Period applicable thereto, shall be made not less than two (2) Business Days prior to the first day of each Interest Period for each such Loan. Requests for Revolving Prime Rate Loans may be made no later than 11:00 a.m., New York City time on the same Business Day of the requested Loan. Any request for a Loan must be written and may be by facsimile transmission.

        2.     Prepayment. The Borrowers may prepay any Revolving Prime Rate Loan at any time in whole or in part without premium or penalty. Each such prepayment shall be made together with interest accrued thereon to and including the date of prepayment. The Borrowers may prepay a Revolving LIBOR Rate Loan without premium or penalty (except as provided in Section 2.04 of the Credit Agreement) only upon at least two (2) Business Days prior written notice to the Bank (which notice shall be irrevocable) and any such prepayment shall occur only on the last day of the Interest Period for such Revolving LIBOR Rate Loan.

        3.        Collateral Security. As collateral security for the payment of this Note and all other Liabilities (as hereinafter defined) of the Borrowers, now or hereafter owned or held by the Bank, the Borrowers grant the Bank a security interest in, and pledge and assign to the Bank all monies and/or other property now or hereafter held by the Bank (and/or any entity controlling, controlled by or under common control with the Bank, each such entity referred to herein as an “Affiliate”) on deposit, in safekeeping, or otherwise, for the account of or to the credit of or belonging to the Borrowers or in which the Borrowers shall have any interest, all of which is hereinafter termed the collateral security. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, the Bank may set off all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any Affiliate, or in transit to any of them, or any part thereof and apply the same to any of the Liabilities even though unmatured and regardless of the adequacy of any other collateral securing the Liabilities. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWERS IS HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

        4.     Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement referred to below. As used herein:

                (a)     “Credit Agreement” means that certain Credit Agreement among the Borrowers, the Guarantor and the Bank dated of even date, as the same may be amended, modified, supplemented, renewed or replaced from time to time.

                (b)     “Liabilities” shall include this Note and all other indebtedness and obligations and liabilities of any kind of any of the Borrowers to the Bank, now or hereafter existing, arising directly between any of the Borrowers and the Bank or acquired by assignment, conditionally or as collateral security by the Bank, absolute or contingent, joint and/or several, secure or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect.

        5.     Miscellaneous

                (a)     The Borrowers shall pay on demand all expenses of the Bank in connection with the preparation, administration, default, collection, waiver or amendment of this Note or any of the other Loan Documents, and/or in connection with Bank’s exercise, preservation or enforcement of any of its rights, remedies or options hereunder and/or thereunder.

                (b)     No modification or waiver of any provision of this Note shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of the Bank and each of the Borrowers, and the same shall then be effective only for the period and on the conditions and for the specific instances specified in such writing. No failure or delay by the Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any rights, power or privilege.

                (c)     Each Borrower hereby waives presentment, demand for payment, notice of protest, notice of dishonor, and any and all other notices or demands except as otherwise expressly provided for herein.

                (d)     This Note and the other Loan Documents shall be construed in accordance with and governed by the laws of the State of New York (excluding the laws applicable to conflicts or choice of law). Each Borrower agrees that any suit for the enforcement of this Note or any of the other Loan Documents may be brought in the courts of the State of New York or any federal court sitting therein and consents to the nonexciusive jurisdiction of such court and service of process in any such suit being made upon such Borrower by mail at the address set forth in the first paragraph of this Note. Each Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum.

                (e)     The Bank may at any time pledge all or any portion of its rights under this Note and the other Loan Documents to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of such loan documents.

                (f)     EACH BORROWER AND THE BANK (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY, AND EACH BORROWER WAIVES THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM (OTHER THAN COMPULSORY COUNTERCLAIMS), IN EACH CASE IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND/OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWERS CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND MAKE THE LOANS

                (g)        This Note shall be binding upon and inure to the benefit of each Borrower, the Bank, all future holders of this Note and their respective successors and assigns, except that no Borrower may not assign or transfer any of its rights under this Note without the prior written consent of the Bank.

                (h)     This Note and the other Loan Documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced thereby. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Note and such other Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Note or such other Loan Documents. Neither this Note nor any of such other Loan Documents may be amended or modified except by a written instrument describing such amendment or modification executed by the Borrowers and the Bank.

BORROWERS:
NATIONAL HMO (N.Y.) INC.
HEALTH ACQUISITION CORP.
NEW ENGLAND HOME CARE, INC.
ACCREDITED HEALTH SERVICES, INC.
CONNECTICUT STAFFING WORKS CORP.
MEDICAL RESOURCES HOME HEALTH CARE CORP.

By: ____________________________________________
        Name: Robert P. Heller
Title: Chief Financial Officer

ROBERT P. HELLER, as Chief Financial Officer of each of the above corporations, has executed this Note and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Note separately for each of the above named entities.

LOAN AND REPAYMENT SCHEDULE

PROMISSORY NOTE DATED APRIL 28, 2006

Date	Amount of Loan	Rate of Interest	Amount of Principal Repayment	Unpaid Principal Balance	Notation Made By